UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 4, 2011

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Compensation Plans

On March 4, 2011, the Compensation Committees of the Board of Directors of Hamilton Beach Brands, Inc., which is referred to as HBB, and NACCO Materials Handling Group, Inc., which is referred to as NMHG, each a wholly-owned subsidiary of NACCO Industries, Inc., referred to as NACCO, approved the adoption of the HBB 2011 Annual Incentive Compensation Plan, which is referred to as the HBB Annual Plan, and the NMHG 2011 Annual Incentive Compensation Plan, which is referred to as the NMHG Annual Plan, for the benefit of key management employees and established the performance objectives and targets for the plans.

The annual incentive plans provide that each participant is eligible to earn a target incentive award during the award term of January 1, 2011 through December 31, 2011. Final payouts for each individual under the plans are based on the participant's target award measured against established performance criteria and performance by the participant against individual goals for the January 1, 2011 through December 31, 2011 performance period. The applicable Compensation Committee, in its discretion, may also increase or decrease awards under its respective company's plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards.

Payouts under the plans generally range from 0% to 150% of the participant's target award amount.

For 2011, the performance criteria under the annual incentive plans are as follows:

Name of Plan	Performance Criteria
HBB Annual Incentive Plan	HBB's ROTCE (15%), net income (30%), operating profit percent (25%) and net sales (30%)
NMHG Annual Incentive Plan	NMHG's ROTCE (20%), operating profit percent (20%), consolidated operating profit dollars (30%), and market share (30%)

Final payouts under the plans will be determined by the respective Compensation Committees following December 31, 2011. Final payouts will be paid in cash, less applicable withholdings, to participants during the period from January 1, 2012 to March 15, 2012.

The HBB Annual Plan and the NMHG Annual Plan are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the documents, which are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	The Hamilton Beach Brands, Inc. 2011 Annual Incentive Compensation Plan

10.2	The NACCO Materials Handling Group, Inc. 2011 Annual Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 9, 2011		NACCO INDUSTRIES, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Hamilton Beach Brands, Inc. 2011 Annual Incentive Compensation Plan

10.2	The NACCO Materials Handling Group, Inc. 2011 Annual Incentive Compensation Plan